UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2018

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 East 200 North
Alpine, Utah	84004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD.

Purple Innovation, Inc. (the “Company”) announced previously that the Company had received a notice from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that the staff of Nasdaq (the “Staff”) had determined that the Company had not demonstrated that it meets the minimum 400 round lot holder requirement for initial listing of its warrants set forth in Nasdaq Listing Rule 5515(a)(4) following the completion of the Company’s business combination on February 2, 2018. The Company appealed the Staff’s determination by submitting a timely request for a hearing, and on May 10, 2018 the Company presented at the hearing its request for an extension of time to come into compliance with the round lot holder requirement with respect to the warrants. On May 17, 2018, the Company received a letter from the Nasdaq Hearings Panel (the “Panel”) informing the Company that the Panel granted the Company’s request to continue its listing of its warrants on the Nasdaq Stock Market pursuant to an extension to evidence compliance with the requirements of Nasdaq Listing Rule 5515(a)(4), by September 25, 2018.

On September 25, 2018, the Company informed the Panel that the Company would not be able to demonstrate the minimum 400 round lot holders with respect to the warrants, as required by Nasdaq Listing Rule 5515(a)(4). On September 26, 2018, the Company received a notice from Nasdaq that, as a result of the Company’s inability to establish a means of satisfying the requirements of Nasdaq Listing Rule 5515(a)(4), the Panel had determined to delist the Company’s warrants and suspend the trading of the Company’s from Nasdaq effective as of the open of business on September 28, 2018. The Company expects that the warrants will trade over-the-counter following the delisting. However, the Company can give no assurance that trading in its warrants will continue trading over-the-counter or on any other securities exchange or quotation medium.

The listing of the Company’s Class A common stock, which is traded on Nasdaq under the ticker symbol “PRPL,” is not affected by the delisting of the Company’s warrants.

Forward-Looking Statements

Certain statements made herein that are not historical facts are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Statements based on historical data are not intended and should not be understood to indicate the Company’s expectations regarding future events. Forward-looking statements provide current expectations or forecasts of future events or determinations. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Factors that could influence the realization of forward-looking statements include the risk factors outlined in the “Risk Factors” section of our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission on May 15, 2018 and August 9, 2018 and in our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 8, 2018, as amended February 14, 2018, March 15, 2018 and April 17, 2018. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2018	PURPLE INNOVATION, INC.

	By:	/s/ Mark A. Watkins
Mark A. Watkins
Chief Financial Officer

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